UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2003

SMTEK INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08101	33-0213512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Science Drive Moorpark, California		93021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (805) 532-2800

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Item 5.                                                        Other Events and Required FD Disclosure.

 On October 6, 2003, SMTEK International, Inc. issued a press release to announce that it received, on October 3, 2003, written notice from Nasdaq that the Company had met the requirements for continued listing on The Nasdaq SmallCap Market.

The Company also announced that, in connection with having currently met the requirements for continued listing, the Company’s trading symbol will be changed from “SMTIC” to “SMTI” effective with the open of business on Tuesday, October 7, 2003.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.                    Financial Statements and Exhibits.

(c)      Exhibits:

The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release, dated October 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2003
SMTEK INTERNATIONAL, INC.

	By:	/s/ Kirk A. Waldron
	Name:	Kirk A. Waldron
	Its:	Senior Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 6, 2003